UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 15, 2012

LIQUIDMETAL TECHNOLOGIES, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-31332	33-0264467
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30452 Esperanza
Rancho Santa Margarita, California 92688
 (Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (949) 635-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LIQUIDMETAL TECHNOLOGIES, INC.

FORM 8-K

Item 1.01.	Entry Into a Material Definitive Agreement.

On June 15, 2012, Liquidmetal Technologies, Inc. (the “Company”) and Apple Inc. (“Apple”) entered into an amendment (the “Amendment”) to the Master Transaction Agreement that they previously entered into on August 5, 2010 (the “MTA”).  Under the MTA, the Company was originally obligated to contribute to Crucible Intellectual Property, LLC, a special purpose subsidiary of the Company, all intellectual property acquired or developed by the Company through February 5, 2012, and all intellectual property held by Crucible Intellectual Property, LLC is exclusively licensed on a perpetual basis to Apple for the field of use of consumer electronic products under the MTA.  Under the Amendment, the parties agreed to amend the MTA to extend the February 5, 2012 date to February 5, 2014.

The foregoing does not purport to be a complete description of the Amendment and is qualified by reference to the full text of such agreement, which will be filed with the Company’s next Quarterly Report on Form 10-Q.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

LIQUIDMETAL TECHNOLOGIES, INC.

	By:	/s/ Tony Chung
Tony Chung,
Chief Financial Officer

Date: June 18, 2012

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